UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	November 14, 2022

KAMAN CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue,	Bloomfield,	Connecticut	06002
(Address of principal executive offices)			(Zip Code)

(860)	243-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value per share)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 14, 2022, the Board of Directors (the “Board”) of Kaman Corporation (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (as so further amended and restated, the “Bylaws”) to, among other things, update certain procedural requirements relating to director nominations by shareholders in light of the adoption and effectiveness of Rule 14a-19 promulgated under the Securities Exchange Act of 1934 (“Rule 14a-19”), which generally requires the use of universal proxy cards in director contests. The amendment and restatement also includes certain immaterial conforming, technical and non-substantive changes. The amendment and restatement, and the changes implemented thereby, were effective immediately upon adoption by the Board.

As amended and restated, Section 14 of Article II of the Bylaws provides that a shareholder’s written notice to the Secretary of the corporation in respect of a nomination of one or more persons for election to the Board of Directors must, among other things, (i) comply with the requirements of Rule 14a-19, (ii) include all information required by Rule 14a-19, and (iii) be accompanied by the written consent of each proposed nominee to being named or referred to as a nominee in any proxy statement relating to the annual or special meeting called to elect directors. Revised Section 14 of Article II also provides that any such written notice shall be updated and supplemented to provide evidence that the person providing notice of any such nomination has solicited proxies from holders representing at least 67% of the voting power of the shares entitled to vote in the election of directors. Finally, revised Section 14 of Article II provides that any such update and supplement must be received by the Secretary of the corporation at the principal office of the corporation no later than 5 business days after the person files a definitive proxy statement in connection with such annual or special meeting.

The foregoing summary of the amendments effectuated by the amendment and restatement of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed with this report:

Exhibit	Description
3.1	Amended and Restated Bylaws of Kaman Corporation (as amended through November 14, 2022)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ James G. Coogan
James G. Coogan
Senior Vice President and Chief Financial Officer

Date: November 15, 2022